UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): September 20, 2006

                                COMMONCACHE, INC.
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             (Exact name of registrant as specified in its charter)

Florida                            333-70868                          65-1129569
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(State or other            (Commission File Number)       (IRS Employer
jurisdiction of incorporation)                               Identification No.)

                3692 Terrapin Lane #1612, Coral Springs, FL 33067
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               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code: (561) 373-4522


                           FABULOUS FRITAS CORPORATION
        2111 Palomar Airport Road, Suite 100, Carlsbad, California 92009
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         (Former name or former address, if changed since last report.)


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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 - OTHER EVENTS


Item 8.01. Other Events

     On September 20, 2006, the Company changed its name to Commoncache, Inc. This change of name has been made to more clearly reflect its change in business direction and to assist in implementing its new business plan. The Company has also received funding under its new line of credit to satisfy existing trade payables and to fund ongoing business operations, including the development of its new business plan.



SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS


Item 9.01.  Financial Statements and Exhibits.

     (a) Not applicable.

     (b) Not applicable.

     (c) Not applicable.

     (d)  Exhibits

Exhibit      Description
Number
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3.i.2        Articles of Amendment to the Articles of Incorporation



                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           COMMONCACHE, INC.


September 28, 2006         By:  s/ Jeff Reidy
                                --------------------------
                                Name: Jeff Reidy
                                Title: President